EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of China Tel Group, Inc. and its Subsidiaries (“Company”), on Form 10-Q/A for the fiscal quarter ended June 30, 2009, as filed with the Untied States Securities and Exchange Commission (the “Report”), I, Carlos A. Trujillo, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2010	By:	/s/ Carlos A. Trujillo
Carlos A. Trujillo
Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to China Tel Group, Inc. and will be retained by China Tel Group, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.